UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-22981

AVONDALE FUNDS

 (Exact name of registrant as specified in charter)

c/o Avondale Investment Company, LLC

2001 Santa Monica Blvd., Suite 1165W

Santa Monica, CA 90404

(Address of principal executive offices)(Zip code)

Copies to:

c/o Avondale Investment Company, LLC

2001 Santa Monica Blvd., Suite 1165W

Santa Monica, CA 90404

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

(856) 374-1744

(Name and address of agent for service)

Registrant's telephone number, including area code: (310) 779-7383

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2017

Item 1.  Reports to Stockholders.

ANNUAL REPORT

AVONDALE CORE

INVESTMENT FUND

Ticker:  (COREX)

October 31, 2017

AVONDALE CORE INVESTMENT FUND

SHAREHOLDER LETTER

OCTOBER 31, 2017 (UNAUDITED)

Dear Shareholders,

I know that it’s disappointing that the best news that I have for investors is that we covered our management fee this year, but that’s the most positive thing that I can say about the performance of our mutual fund in 2017.

At this point, I don’t think there’s much room for excuses or explanation.  Suffice it to say that stocks remain overvalued and have only gotten more overvalued as the S&P 500 has climbed much faster than earnings have grown.

The market’s movement is out of our control, but it’s totally within our control to continue to make rational decisions with your capital.  This is especially hard to do when other people are making irrational decisions and have done so for a long time.  But this is precisely what you hire us to do--to make difficult decisions at the most difficult moments.  And this is what we have done.

We continue to hold the majority of the fund’s assets in cash because our objective is to generate positive long term returns on capital, and valuations are currently not conducive to achieving that objective.

I’m proud of the fact that we continue to have the fortitude to stick to our analysis despite significant external pressure.  Rest assured that if the facts change I am totally willing to change my mind and our positioning.  However, the facts have not changed.

As I’ve written in past years, we continue to build value for shareholders outside of our investments.  Even though we have not purchased any new investments for several years, we have never stopped learning about new companies, industries and opportunities.  This year, I have spent extra time studying frontier technologies like artificial intelligence, blockchain and synthetic biology.  I know that this will position us well in the future to invest in these exciting growth areas.

Additionally this year I completed my project to read every TIME magazine of the 20th century.  I began this project four years ago and methodically catalogued every issue from 1923-1999.  Through this work I have now seen 16 economic cycles.  Most analysts will see three to four in their careers.  I am confident that this work will be tremendously valuable to our shareholders going forward.

So even though we have had a difficult couple of years from a performance standpoint, our prospects for generating strong future returns for shareholders continues to look extremely bright to me.  We have all the right ingredients to do special things for our shareholders, and our ability is only improving with every passing day.  We look forward to applying our learnings in 2018.

Sincerely,

Scott Krisiloff

AVONDALE CORE INVESTMENT FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2017 (UNAUDITED)

  AVERAGE ANNUALIZED TOTAL RETURNS FOR THE PERIOD

SINCE INCEPTION THROUGH OCTOBER 31, 2017

	One Year	Since Inception *	Ending Value
Avondale Core Investment Fund	0.31%	-0.64%	$ 9,810
Morningstar Moderate Target Risk TR USD Index	13.99%	6.14%	$ 11,940

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Avondale Core Investment Fund
Morningstar Moderate Target Risk TR USD Index
13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Inception 11/10/2014
12/31/14
02/28/15
04/30/15
06/30/15
08/31/15
10/31/15
12/31/15
02/29/16
04/30/16
06/30/16
08/31/16
10/31/16
12/31/16
02/28/17
04/30/17
06/30/17
08/31/17
10/31/17

* Date of commencement of investment operations (November 10, 2014).

This chart assumes an initial investment of $10,000 made on the closing of November 10, 2014 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Performance data current to the most recent month-end may be obtained by calling (800) 564-3899.

The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

AVONDALE CORE INVESTMENT FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the sector classification of the underlying securities represented as a percentage of the portfolio of investments.

Technology
0.32%
Communication Services
0.48%
Energy
0.09%
Financial Services
2.14%
Industrials
0.22%
Money Market Fund
96.75%

Sectors are categorized using Morningstar® classifications.

AVONDALE CORE INVESTMENT FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2017

Shares		Value

COMMON STOCKS - 3.25%

Computer & Office Equipment - 0.33%
20	International Business Machines Corp.	$ 3,081

Crude Petroleum & Natural Gas - 0.09%
20	Apache Corp.	827

Deep Sea Foreign Transportation - 0.21%
500	Diana Shipping, Inc. (Greece) *	2,020

National Commercial Banks - 2.14%
200	Bank of America Corp.	5,478
50	Capital One Financial Corp.	4,609
50	Cullen/Frost Bankers, Inc.	4,925
50	JP Morgan Chase & Co.	5,031
		20,043
Radio Telephone Communications - 0.48%
75	T-Mobile US, Inc. *	4,483

TOTAL FOR COMMON STOCKS (Cost $24,533) - 3.25%		30,454

MONEY MARKET FUND - 96.73%
907,775	Fidelity Institutional Money Market Fund, Class II 0.96% **	907,775
TOTAL FOR MONEY MARKET FUND (Cost $907,775) - 96.73%		907,775

TOTAL INVESTMENTS (Cost $932,308) - 99.98%		938,229

OTHER ASSETS LESS LIABILITIES, NET - 0.02%		222

NET ASSETS - 100.00%		$ 938,451

Above percentages are calculated as a percentage of net assets.

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at October 31, 2017.

The accompanying notes are an integral part of these financial statements.

AVONDALE CORE INVESTMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2017

Assets:
Investments in Securities, at Value (Cost $932,308)	$ 938,229
Cash	350
Receivables:
Dividends and Interest	814
Total Assets	939,393
Liabilities:
Due to Adviser	942
Total Liabilities	942

Net Assets	$ 938,451

Net Assets Consist of:
Paid In Capital	$ 935,697
Accumulated Net Investment Loss	(3,167)
Unrealized Appreciation in Value of Investments	5,921
Net Assets, for 95,675 Shares Outstanding	$ 938,451

Net Asset Value Per Share	$ 9.81

Short-Term Redemption Price Per Share ($9.81 x 0.99) *	$ 9.71

* The Fund will impose a 1.00% redemption fee on shares redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

AVONDALE CORE INVESTMENT FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017

Investment Income:
Dividends	$ 498
Interest	6,393
Total Investment Income	6,891

Expenses:
Advisory Fees	14,558
Total Expenses	14,558
Fees Waived by the Adviser	(3,397)
Net Expenses	11,161

Net Investment Loss	(4,270)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	-
Net Change in Unrealized Appreciation on Investments	6,947
Realized and Unrealized Gain on Investments	6,947

Net Increase in Net Assets Resulting from Operations	$ 2,677

The accompanying notes are an integral part of these financial statements.

AVONDALE CORE INVESTMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	10/31/2017	10/31/2016
Net Decrease in Net Assets Resulting From Operations:
Net Investment Loss	$ (4,270)	$ (4,576)
Net Realized Gain on Investments	-	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,947	(169)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,677	(4,745)

Capital Share Transactions	85,104	613,748

Total Increase in Net Assets	87,781	609,003

Net Assets:
Beginning of Year	850,670	241,667

End of Year (Including Undistributed Net Investment Loss of $(3,167) and $(4,199), respectively)	$ 938,451	$ 850,670

The accompanying notes are an integral part of these financial statements.

AVONDALE CORE INVESTMENT FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended		Period Ended(a) 10/31/2015
	10/31/2017	10/31/2016

Net Asset Value, at Beginning of Period	$ 9.78	$ 9.92	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.04)	(0.08)	(0.08)
Net Gain (Loss) on Investments (Realized and Unrealized)	0.07	(0.06)	-
Total from Investment Operations	0.03	(0.14)	(0.08)

Proceeds from Redemption Fees (d)	-	-	-

Net Asset Value, at End of Period	$ 9.81	$ 9.78	$ 9.92

Total Return **	0.31%	(1.41)%	(0.80)%(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 938	$ 851	$ 242
Ratio of Expenses to Average Net Assets
Before Waivers	1.50%	1.50%	1.50%(c)
After Waivers	1.15%	1.15%	1.15%(c)
Ratio of Net Investment Loss to Average Net Assets
Before Waivers	(0.79)%	(1.19)%	(1.30)%(c)
After Waivers	(0.44)%	(0.84)%	(0.95)%(c)
Portfolio Turnover	0.00%	0.00%	0.00%(b)

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

(a)  For the period November 10, 2014 (commencement of investment operations) through October 31, 2015.

(b) Not Annualized.

(c) Annualized.

(d) The Fund will impose a 1.00% redemption fee on shares redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

AVONDALE CORE INVESTMENT FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2017

Note 1. Organization

The Avondale Funds (the “Trust”), an Ohio business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust was formed by an Agreement and Declaration of Trust on July 10, 2014. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Trust currently consists of the Avondale Core Investment Fund (the "Fund"), a non-diversified fund whose investment objective is to seek long-term capital appreciation while utilizing asset allocation techniques to help preserve principal value. The Fund commenced operations on November 10, 2014. There are currently no other series in the Trust. The Adviser of the Fund is the Avondale Investment Company, LLC (“Adviser”).

 Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not

AVONDALE CORE INVESTMENT FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

be subject to excise tax on undistributed income and capital gains. Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2015 (inception) - 2017, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees:  The Board of Trustees has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund.  A 1.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 90 calendar days of investment.  Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee.  After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period.  During the year ended October 31, 2017, the Fund did not collect any redemption fees.

Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Underlying Fund Risk: The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At October 31, 2017, the Fund held approximately 97% of net assets in a money market fund.  The money market fund which the Fund is invested in at October 31, 2017 is

AVONDALE CORE INVESTMENT FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

Fidelity Institutional Money Market Fund, Class II. Further information on this money market fund is available at www.sec.gov.

Reclassifications: In accordance with GAAP, the Fund recorded a permanent book/tax difference of $5,302 from net investment loss to paid-in capital for the year ending October 31, 2017. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and paid-in capital on a tax basis, which is considered to be more informative to shareholders.

Note 3. Security Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three Levels of inputs are as follows:

?

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

?

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

?

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AVONDALE CORE INVESTMENT FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.  Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

Investments in open-end mutual funds including money market funds are valued at their closing net asset value each business day and are classified in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value each Fund’s assets and liabilities measured at fair value as of October 31, 2017:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 30,454	$ -	$ -	$ 30,454
Money Market Fund	907,775	-	-	907,775
	$ 938,229	$ -	$ -	$ 938,229

The Fund did not hold any Level 3 assets during the year ended October 31, 2017. The Fund did not hold any derivative instruments at any time during the year ended October 31, 2017. There were no significant transfers into or out of Level 1 or Level 2 during the year ended October 31, 2017. It is the Fund's policy to recognize transfers into and out of Levels at the end of the reporting period.

AVONDALE CORE INVESTMENT FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

Note 4. Fees and Other Transactions with Affiliates

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. The Adviser contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of acquired funds), do not exceed, 1.15% of its average daily net assets as to the Fund. The contractual agreement is in effect through March 1, 2018. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the end of the fiscal year in which the waiver or reimbursement occurs; provided that the Fund is able to make the repayment without exceeding the 1.15% as to the Fund’s expense limitation.  For the year ended October 31, 2017, the Adviser earned advisory fees of $14,558.  For the year ended October 31, 2017, the Adviser waived $3,397 in fees pursuant to the expense limitation agreement. As of October 31, 2017, the Fund owed the Advisor $942.

The amounts subject to repayment by the Fund to the Adviser, pursuant to the aforementioned conditions, at October 31, 2017, were as follows:

Subject to Repayment
Amount	by October 31,
$ 646	2018
$1,894	2019
$3,397	2020
$5,937	Total

The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, borrowing costs, front-end or contingent deferred loads, taxes, leverage, interest, extraordinary expenses such as litigation and any indirect expenses (such as Fees and Expenses of Acquired Funds), and expenses incurred in connection with any merger or reorganization, borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of non-interested person trustees; and expenses incurred pursuant to Rule 12b-1 under the 1940 Act (if any).  Accordingly, the Adviser pays all of the operating expenses including the compensation and expenses of any trustees, officers and employees of the Fund and of any other persons rendering any services to the Fund including any sub-adviser; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent,

AVONDALE CORE INVESTMENT FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act); and all other operating expenses not specifically assumed by the Fund. For this purpose, operating expenses do not include indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest.  In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the investment adviser.

Related Party

Umberto Anastasi is an officer of the Trust, and therefore an interested person.  Mr. Anastasi is an employee of Mutual Shareholder Services, LLC (“MSS”).  MSS is the transfer agent and fund accountant of the Fund.  For the year ended October 31, 2017, MSS earned $12,000.  These fees are paid by the Adviser and not by the Fund.

Greg B. Getts is the President and owner of both MSS and Arbor Court Capital, LLC (“Arbor Court”).  Arbor Court is the Fund’s distributor.  For the year ending October 31, 2017, Arbor Court earned $3,600.  These fees are paid by the Adviser and not by the Fund.

Effective May 1, 2017, Brandon Pokersnik is an officer of the Trust, and therefore an interested person.  Mr. Pokersnik is an employee of Mutual Shareholder Services, LLC (“MSS”).  MSS is the transfer agent and fund accountant of the Fund.  Mr. Pokersnik owns Empirical Administration, LLC, and earns $500 a month as the Trust’s Chief Compliance Officer.  These fees are paid by the Adviser and not the Fund.

Note 5.  Distribution (12b-1) Agreement

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or

AVONDALE CORE INVESTMENT FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan is not currently activated and the plan will not be activated through March 1, 2018.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series with no par value.  The total paid-in capital was $935,697 as of October 31, 2017.  Transactions in capital for the years ended October 31, 2017 and 2016 were as follows:

	November 1, 2016 through October 31, 2017		November 1, 2015 through October 31, 2016

	Shares	Amount	Shares	Amount
Shares sold	17,351	$ 170,290	70,139	$ 687,000
Shares reinvested	-	-	-	-
Redemption Fees	-	-	-	-
Shares redeemed	(8,688)	(85,186)	(7,490)	(73,252)
Net Increase	8,663	$ 85,104	62,649	$ 613,748

Note 7. Investment Transactions

For the year ended October 31, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $0 and $0, respectively.

Note 8. Tax Matters

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year. As of October 31, 2017, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation

$  5,921

Deferral of Post-December Ordinary Loss

  (3,167)

Total Distributable Earnings

$(2,754)

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of November 30, 2017, the Fund elected to defer net ordinary losses as indicated in the chart below.

AVONDALE CORE INVESTMENT FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

Post-December Losses

Deferred     Utilized

$ 3,167        $ 4,199

As of October 31, 2017, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments	$ 932,308

Gross tax appreciation of investments	$ 8,064
Gross tax depreciation of investments	(2,143)
Net tax appreciation of investments	$ 5,921

No distributions were paid by the Fund for the years ended October 31, 2017 and 2016.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of October 31, 2017, Charles Schwab & Co. Inc., for the benefit of its customers, owned approximately 87% of the Fund.

Note 10. Indemnifications

In the normal course of business, the Fund will enter into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

Note 11. Money Market Fund Concentration

The Fund may invest in money market funds. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At October 31, 2017, the Fund held approximately 97% of net assets in a money market fund.

The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective or achieve the performance desired.  The Fund has been in a defensive position since the inception of the Fund on November 10, 2014.

AVONDALE CORE INVESTMENT FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2017

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Based on an analysis of the Fund’s holdings over each of the last three fiscal years, the Registrant has determined that the Fund has been operating as a diversified investment company. The Registrant will be amending the disclosures in the Fund’s Registration Statement accordingly to note that the Fund is now a diversified Fund under Section 5(b) of the 1940 Act.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

  To the Shareholders and Board of Trustees

  of Avondale Core Investment Fund,

  a series of Avondale Funds

We have audited the accompanying statement of assets and liabilities of Avondale Core Investment  Fund (the “Fund”), a series of Avondale Funds (the “Trust”), including the schedule of investments in securities, as of October 31, 2017 and the related statement of operations for the year then ended,  the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period from November 10, 2014 (commencement of operations) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Avondale Core Investment  Fund, a series of Avondale Funds, as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period from November 10, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania December 19, 2017

 AVONDALE CORE INVESTMENT FUND

EXPENSE ILLUSTRATION

OCTOBER 31, 2017 (UNAUDITED)

 Expense Example

As a shareholder of Avondale Core Investment Fund, you incur ongoing costs which typically consist of management fees and transactional costs.  This Example does not take into account transactional costs such as redemption fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, May 1, 2017 through October 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2017	October 31, 2017	May 1, 2017 to October 31, 2017

Actual	$1,000.00	$1,000.00	$5.80
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.41	$5.85

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVONDALE CORE INVESTMENT FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2017 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-564-3899, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 564-3899 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 564-3899 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal – On November 7, 2017, the Board of Trustees (the “Board” or the “Trustees”) of the Avondale Funds (the “Trust”), comprised of a majority of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), met in person to review and discuss the renewal of the Management Services Agreement (“Agreement”) between the Trust and Avondale Investment Corporation (the “Adviser” or “AIC”) with respect to the Avondale Core Fund (the “Fund”), to provide day-to-day portfolio management services for the Fund.  After a lengthy discussion of the continuation of the Agreement between AIC and the Trust on behalf of its respective Fund, the Board unanimously approved the renewal of the Agreement for another one-year term.

With the assistance and advice of counsel, the Trustees had requested and received information prior to the meeting that they deemed relevant or necessary to consider in the engagement process. In addition, they received a memorandum from counsel discussing, among other things, the fiduciary duties and responsibilities of the Board in reviewing and considering renewal. The Trustees reviewed and discussed the foregoing information during a private session with their counsel and during the Board meeting. Counsel also reviewed with the Trustees the types of information and factors that they should and should not take into consideration in making their decision regarding the engagement.   In particular, counsel discussed the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Funds; (iii) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Funds; (iv) the extent to which economies of scale

AVONDALE CORE INVESTMENT FUND

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) the Advisor’s practices regarding possible conflicts of interest.  Throughout the process the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

In assessing these factors and reaching its decisions, the Independent Trustees took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented by AIC pursuant to the Board’s request about the annual renewal process. The Board, requested and was provided information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and organizational support provided to the Fund and its shareholders by AIC; (ii) quarterly assessments of the investment performance of the Fund by personnel of AIC; (iii) commentary on the Fund’s performance; (iv) presentations by the Fund’s portfolio manager of AIC’s investment philosophy, investment strategy, personnel and operations; (v) the Fund and AIC compliance and audit reports; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of AIC; and (vii) a memorandum from the Fund’s legal counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors and corresponding relevant information that should be considered by the Board in order to make an informed decision.  The Board also requested and received materials prepared by AIC (“AIC 15(c) Response”), including, without limitation: (i) documents containing information about AIC; (ii) a description of personnel and the services provided to each Fund; (iii) information on investment advice, performance; (iv) summaries of fund expenses, compliance program, current legal matters, and other general information; (v) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (vi) the effect of the Fund’s size on its performance and expenses; (vii) benefits to be realized by AIC from its relationship with the Fund, and (viii) the Advisor’s practices regarding possible conflicts of interest.

The Independent Trustee did not identify any single piece of information that was most relevant to its consideration to approve the continuation of the Fund’s Management Services Agreement and each Independent Trustee may have afforded different weight to the various factors that are specifically required to be considered for purposes of disclosure in the Fund’s next set of financial statements.

Nature, Extent and Quality of the Services Provided by AIC.  In considering the nature, extent, and quality of the services provided by AIC, the Trustees reviewed the responsibilities of AIC under the Agreement. The Trustees reviewed the services being provided by AIC to the Fund including, without limitation: the quality of AIC investment advisory services (including research and recommendations with respect to portfolio securities) and assuring compliance with each Fund’s investment objectives and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; and its efforts to promote the Fund and grow the Fund’s assets. The Trustees

AVONDALE CORE INVESTMENT FUND

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

noted AIC’s continued cooperation with the Independent Trustees and Legal Counsel for the Fund. The Trustees noted that several of the officers of the Trust, including the principal executive officer and president for the Trust were employees of AIC, and they served the Trust without additional compensation. The Trustees noted the continued efforts of AIC in marketing the Fund and its continued desire to expand its reach through advisor representatives and the Avondale brand.

After reviewing and considering the foregoing information and further information in the Board Materials provided by the Adviser such as its Form ADV, the Board concluded, in light of all the facts and circumstances, that the nature, extent and quality of the services provided by the Adviser were satisfactory and adequate for their respective Funds.

Investment Performance of the Fund and AIC.  In considering the investment performance of the Fund and AIC, the Trustees compared the short and long-term performance of the Fund. The Trustees also considered the consistency of AIC’s management of the Fund with its commitment to the investment objectives and policies along with the overall performance of the Fund along with the materials which the Board has reviewed at each quarterly Board meeting throughout the year.

After considering and discussing the investment performance of the Fund, the Trustees concluded that the performance of the Fund was acceptable, although the Trustees while monitoring the Fund’s performance against its benchmark and peer group they continue to encourage AIC to seek additional opportunities to expand the breadth of the portfolio’s investments in the market remaining consistent with the Fund’s investment objective and policies.

Costs of the Services to be provided and Profits to be Realized by AIC.  In considering the costs of the services to be provided and profits to be realized by AIC from the relationship with the Fund, the Trustees considered: (1) AIC’s financial condition (as reported by the company) and the level of commitment to the Fund and by the principals of AIC; (2) AIC continued desire to increase asset levels of the Fund; (3) the overall low expenses of the Fund; (4) the nature and frequency of advisory fee payments; and (5) AIC’s desire to partner with other advisors seeking to secure new assets and establish new series under the Trust. The Trustees noted that the Fund’s advisory fees remain slightly higher than other funds, however, AIC reflects a desire to remain competitive in its desire to reduce the fees to the shareholders.  The Trustees concluded that given the relatively small asset levels of the Fund, it would be difficult for any adviser to operate the Fund at average cost levels and that AIC continues to put forth efforts to control the operating expenses of the Fund and increase the assets. The Board concluded that although Fund expenses remain higher than its peer averages, such expenses were justified and unavoidable given the complex regulatory requirements, and most importantly, the relatively small levels of assets in the Fund. Based on the foregoing, the Board concluded that the fees to be paid to AIC by the Fund were fair and reasonable in relation to the nature and quality of the services provided by AIC.

AVONDALE CORE INVESTMENT FUND

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

Economies of Scale.   The Board also considered the extent to which economies of scale would be realized as the Fund grows and whether the level of the advisory fees reflect those economies of scale for the benefit of the Fund’s shareholders. In this regard, the Trustees considered AIC’s continued desire to increase the assets of the Fund, its continued efforts to maintain low fund expenses and its desire to attract new assets.

The Board did not identify any one single piece of information from that which it reviewed as set forth above that was most relevant to its consideration of the reasonableness of the management fee paid by the shareholders under the Fund.  Moreover, one Board member may have weighed a particular piece of information or factor differently than another Board member.  The Board further noted that its deliberations and conclusions were also based, in part, on its deliberations and conclusions regarding these arrangements throughout the year and in prior years.

After considering these factors, the Board concluded that the fee level was satisfactory and adequate to reflect economies of scale for the benefit of the Fund’s shareholders if the Fund grew.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Adviser.  In considering AIC’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of AIC’s advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or AIC’s other accounts; and the substance and administration of AIC’s code of ethics. Based on the foregoing, the Board determined that AIC’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based on the foregoing considerations, the Trustees, including the Independent Trustees, having requested and received such information from the Adviser as the Independent Trustees of the Board of Trustees believed to be reasonably necessary to evaluate renewing the Management Services Agreement, and as assisted by the advice of legal counsel, the Board, including the Independent Trustees, concluded that the overall arrangement provided under the terms of the Management Services Agreement was a reasonable business arrangement and that renewal of the Management Services Agreement was in the best interests of the Trust and the Fund’s shareholders.

AVONDALE CORE INVESTMENT FUND

TRUSTEES & OFFICERS

OCTOBER 31, 2017 (UNAUDITED)

The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”).

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Independent Trustees
Cyrus Amini 20750 Ventura Blvd. Woodland Hills, CA 91364 DOB: 8/13/84	Trustee	Indefinite Term; Since August 2014	One	Vice President, Co-Portfolio manager and Consultant at Charlesworth & Rugg, Inc.; Student at Boston College Law School	None
Jonathan Rugg 20750 Ventura Blvd. Woodland Hills, CA 91364 DOB: 11/14/83	Trustee	Indefinite Term; Since August 2014	One	Vice President, Co-Portfolio manager and Consultant at Charlesworth & Rugg, Inc.; Associate at Urdang Capital Management	None

AVONDALE CORE INVESTMENT FUND

TRUSTEES & OFFICERS (CONTINUED)

OCTOBER 31, 2017 (UNAUDITED)

The following table provides information regarding the Trustee who is an “interested person” of the Trust, and the officers of the Trust.

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Interested Trustee and Officers
Scott Krisiloff 2001 Santa Monica Blvd. Suite 1165w Santa Monica, CA 90404 DOB: 9/19/86	President & Trustee	Indefinite Term; Since August 2014	One	CEO, Avondale Investment Company, LLC Securities Analyst as Transamerica Investment Management	None
Umberto Anastasi 8000 Town Centre Drive Suite 400 Broadview Hts., OH 44147 DOB: 9/21/74	Treasurer	Indefinite Term; Since November 2015	N/A	Vice President Mutual Shareholder Services	N/A
Charles R. Ropka, Esq. 215 Fries Mill Road Turnersville, NJ 08012 DOB: 10/21/63	Secretary	Indefinite Term; Since August 2014	N/A	Attorney-at-Law – Law Office of C. Richard Ropka, LLC; Rabil, Ropka, Kingett & Stewart, LLC	N/A
Brandon M. Pokersnik 8000 Town Centre Drive Suite 400 Broadview Hts., OH 44147 DOB: 10/30/78	Chief Compliance Officer	Indefinite Term; Since November 2017	N/A	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	N/A

No fees were paid to any trustee during the fiscal year ended October 31, 2017.

This Page Was Left Blank Intentionally

INVESTMENT ADVISOR

Avondale Investment Company, LLC

2001 Santa Monica Blvd., Suite 1165W

Santa Monica, CA 90404

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2017

$ 6,000

FY 2016

$ 6,000

(b)

Audit-Related Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2017

$ 1,400

FY 2016

$ 1,400

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2017

$ 1,400

FY 2016

$ 1,400

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVONDALE FUNDS

By: /s/ Scott Krisiloff

Scott Krisiloff, President

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Scott Krisiloff

Scott Krisiloff, President

Date: January 8, 2018